SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                 _______________________________


                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                                                             December 15, 2000
        Date of Report (Date of earliest event reported):   (November 30, 2000)


                  RIGHTCHOICE MANAGED CARE, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                                Delaware
         (State or Other Jurisdiction of Incorporation)


         001-15907                            43-0303080
    (Commission File Number)        (I.R.S. Employer Identification No.)


     1831 Chestnut Street, St. Louis, Missouri    63103-2275
            (Address of principal executive offices)
                           (Zip Code)

                        314-923-4444
      (Registrant's telephone number, including area code)

                          Not Applicable
 (Former  Name or Former Address, if Changed Since Last Report)


Item 1.   Changes in Control of Registrant.
Item 2.   Acquisition or Disposition of Assets.

      On  November  30, 2000, RightCHOICE Managed Care,  Inc.,  a
Missouri   corporation   ("RightCHOICE"),   completed   its
reorganization (the "Reorganization") pursuant to that certain Agreement and Plan of Reorganization, dated as of March 14, 2000 (the "Reorganization Agreement"), by and among Blue Cross and Blue Shield of Missouri ("BCBSMo"), RightCHOICE, The Missouri Foundation For Health (the "Foundation"), and RightCHOICE Managed Care, Inc., a Delaware corporation ("New RightCHOICE").

      The parties entered into the Reorganization Agreement pursuant to the Amended and Restated Settlement Agreement, dated January 6, 2000 (the "Settlement Agreement"), by and among the Attorney General of the State of Missouri, the Missouri
Department  of  Insurance,  BCBSMo  and  RightCHOICE.    The
Settlement Agreement resolved litigation between BCBSMo and RightCHOICE and the State of Missouri over BCBSMo's operation of RightCHOICE following BCBSMo's 1994 reorganization.

      The  Reorganization consisted of the following  four  steps
which  were  all  completed on November  30,  2000:   (i)  BCBSMo
transferred to Healthy Alliance Life Insurance Company (HALIC), a subsidiary of RightCHOICE, its insurance contracts  and  cash  and receivables equal  to  the  liabilities assumed  by HALIC under the insurance contracts  and  an
amount necessary to meet statutory reserve requirements (the "Transfer"), (ii) BCBSMo converted from a Missouri non-profit non-stock health services corporation to a Missouri for-profit stock corporation (the "Conversion"), (iii) BCBSMo reincorporated in Delaware by merging with New RightCHOICE (which was wholly-owned by the Foundation at that time) (the "Reincorporation") and
(iv) RightCHOICE merged with New RightCHOICE (the "Merger"). Immediately prior to the first step of the Reorganization, BCBSMo paid $12.78 million to the Foundation in partial satisfaction of claims by various parties, including the Missouri Attorney General, the Missouri Department of Insurance and public interest advocacy groups, that BCBSMo had a public purpose obligation.
Immediately   after   completion  of  the   Reorganization,   New
RightCHOICE paid the Foundation $175,000 in partial satisfaction of any obligation BCBSMo may have had under Missouri law resulting from its conversion from a non-profit non-stock health services corporation to a for-profit stock corporation.

      In the Merger, (i) each issued and outstanding share of RightCHOICE class A common stock (which was publicly traded on the New York Stock Exchange) was converted into one share of New RightCHOICE common stock, (ii) each issued and outstanding share of RightCHOICE class B common stock (which was owned by BCBSMo immediately prior to the first step of the Reorganization and by New RightCHOICE immediately prior to the Merger as a result of the merger of BCBSMo and New RightCHOICE) was cancelled, and (iii) the one issued and outstanding share of New RightCHOICE common stock (which was owned by the Foundation) was converted into 14,962,500 shares of New RightCHOICE common stock.

      As a result of the Reorganization, the Foundation received 14,962,500 shares of New RightCHOICE common stock, representing 80.2% of the equity and 80.2% of the voting power of New RightCHOICE (which is the same ownership interest, but a decreased voting interest, that BCBSMo had in RightCHOICE immediately prior to the Reorganization). New RightCHOICE's common stock trades on the New York Stock Exchange under the symbol "RIT."

      In connection with the Reorganization, New RightCHOICE entered into a Blue Cross License Agreement and a Blue Shield License Agreement (collectively, the "License Agreements") with the Blue Cross and Blue Shield Association pursuant to which New RightCHOICE has the exclusive right to use the Blue Cross and Blue Shield names and service marks for all of the managed care products and services that it offers in the eighty-five Missouri counties, including the St. Louis, Missouri metropolitan area, that comprise its service area. The License Agreements contain a number of requirements, including certain ownership limitations which provide that: (i) no institutional investor may beneficially own 10% or more of the voting power of New RightCHOICE, (ii) no noninstitutional investor may beneficially own 5% or more of the voting power of New RightCHOICE, and
(iii) no person may beneficially own 20% or more of New RightCHOICE's outstanding equity securities. Pursuant to an addendum to the License Agreements (the "Addendum"), the Foundation is exempt from these ownership limitations provided that it meets the divestiture requirements set forth in the Voting Trust and Divestiture Agreement described below. The License Agreements are filed as exhibits to this Current Report on Form 8-K, and the general description of the License Agreements contained herein is qualified by reference to the text of the License Agreements.

      In connection with the Reorganization and the License Agreements and Addendum, New RightCHOICE entered into a Voting Trust and Divestiture Agreement, dated as of November 30, 2000 (the "Voting Trust Agreement"), by and among New RightCHOICE, the Foundation and Wilmington Trust Company, as trustee. Under the Voting Trust Agreement, 14,029,536 of the Foundation's 14,962,500 shares of New RightCHOICE common stock were deposited into a voting trust. These shares will remain subject to the voting trust until the Foundation sells them or the trust terminates. Under the Voting Trust Agreement, the New RightCHOICE board of directors will direct the trustee how to vote the shares deposited, except that the Foundation will direct the trustee how to vote the shares in the case of a proposed business combination transaction involving New RightCHOICE in which the then existing New RightCHOICE shareholders would own less than 50.1% of the shares of the resulting company.

      Under the Voting Trust Agreement, the Foundation must sell the shares deposited in the voting trust so that it (i) owns less than 50% of the outstanding shares of New RightCHOICE common stock by November 30, 2003, subject to a possible one year extension, and (ii) owns less than 20% of the outstanding shares of New RightCHOICE common stock by November 30, 2005, subject to a possible two-year extension. The voting trust terminates when the Foundation owns less than 5% of the issued and outstanding
shares  of  New  RightCHOICE  common  stock.   The  Voting  Trust
Agreement is filed as an exhibit to this Current Report on Form 8-K, and the general description of the Voting Trust Agreement contained herein is qualified by reference to the text of the Voting Trust Agreement.

      In addition, in connection with the Reorganization, New RightCHOICE entered into a Registration Rights Agreement, dated as of November 30, 2000, by and between New RightCHOICE and the Foundation (the "Registration Rights Agreement"). In general, the Registration Rights Agreement requires New RightCHOICE to register with the Securities and Exchange Commission the Foundation's shares of New RightCHOICE common stock for sale to the public over a period of time and grants New RightCHOICE the right to buy the Foundation's shares of New RightCHOICE common stock in some cases.

      Under the Registration Rights Agreement, New RightCHOICE will register with the Securities and Exchange Commission the Foundation's shares of New RightCHOICE common stock for sale to the public when requested by the Foundation, or when New RightCHOICE registers the shares of New RightCHOICE common stock for a public offering and the Foundation requests that its shares be included in the registration. There are limits on New RightCHOICE's obligation to register the Foundation's shares of New RightCHOICE common stock.

      New RightCHOICE has the option to purchase the Foundation's shares of New RightCHOICE common stock at a price based upon the market value of the stock at the time of purchase on an ongoing basis after the Foundation owns less than 50% of New RightCHOICE's outstanding shares, or whenever the Foundation exercises its registration rights. New RightCHOICE has a right of first refusal to purchase the Foundation's shares of New RightCHOICE common stock at the price agreed to between the Foundation and a qualified investor whenever the Foundation desires to sell the shares in a private transaction to the qualified investor. The Foundation will, if required by New RightCHOICE, sell some of its shares of New RightCHOICE common stock in an underwritten public offering before May 30, 2001 if New RightCHOICE and the Foundation agree on the number of shares the Foundation will sell and the other terms of the offering.

      The Registration Rights Agreement is filed as an exhibit to this Current Report on Form-8-K, and the general description of the Registration Rights Agreement contained herein is qualified by reference to the text of the Registration Rights Agreement.

      Also, in connection with the Reorganization, New RightCHOICE entered into an Indemnification Agreement, dated as of November 30, 2000, by and between New RightCHOICE and the Foundation. Under the indemnification agreement, the Foundation will indemnify New RightCHOICE and its affiliates from any income tax liabilities that they may incur as a result of the reorganization. In addition, the Foundation will indemnify the officers, directors and advisors of New RightCHOICE against claims arising out of the reorganization or the events that gave rise to the litigation between Blue Cross and Blue Shield of Missouri and the State of Missouri.

      The Indemnification Agreement is filed as an exhibit to this Current Report on Form 8-K, and the general description of the Indemnification Agreement contained herein is qualified by reference to the text of the Indemnification Agreement.

Item 3.   Bankruptcy or Receivership.

      Not applicable.

Item 4.   Changes in Registrant's Certifying Account.

      Not applicable.

Item 5.   Other Events.

IRS Private Letter Ruling Update.

       The material federal income tax consequences of the Reorganization were described in the Prospectus/Proxy Statement, dated October 4, 2000, included as a part of the Form S-4 Registration Statement of New RightCHOICE (File No. 333-34750). As stated therein, BCBSMo had requested a private letter ruling from the Internal Revenue Service (the "IRS") with respect to the Conversion and the Transfer. Subsequent to the closing of the Reorganization, the IRS issued a private letter ruling to BCBSMo in which it reordered the steps of the Reorganization for purposes of its analysis. The private letter ruling concluded that the Conversion will be tax free to BCBSMo and the Foundation and that no gain or loss will be recognized by New RightCHOICE or HALIC in the Transfer.

      In a letter dated November 30, 2000, PricewaterhouseCoopers LLP reaffirmed its tax opinion described in the Prospectus/Proxy Statement. On that same date, PricewaterhouseCoopers LLP issued a tax opinion to BCBSMo that stated, assuming the IRS issues the private letter ruling as requested, the Transfer will not result in federal income tax to BCBSMo, RightCHOICE or the holders of RightCHOICE class A common stock. Subsequently, in a letter dated December 14, 2000, PricewaterhouseCoopers LLP confirmed that the IRS issued the private letter ruling as requested with no material modifications. Copies of these documents are filed as Exhibits to this Current Report on Form 8-K, and the general description of these documents contained herein is qualified by reference to the text of the documents.

Litigation Update.

     On November 3, 1997, BCBSMo had filed a declaratory judgment action in the Circuit Court of Cole County, Missouri. The purpose of that action was to obtain a declaratory judgment on the question whether BCBSMo was a public benefit corporation or a mutual benefit corporation. The Attorney General of Missouri was the initial defendant in the lawsuit. The Missouri Department of Insurance and a class of Blue Cross and Blue Shield subscribers represented by Anthony Sarkis also became parties to the action. The circuit court certified the action as a class action. Mr. Sarkis, on behalf of the class, sought a declaration that BCBSMo was a mutual benefit corporation (rather than a public benefit corporation) and that BCBSMo was precluded from transferring its assets to a "charitable trust."

      The Attorney General and BCBSMo filed motions for summary judgment. On November 3, 2000, the Circuit Court of Cole County entered a Final Order and Judgment in the case. It sustained the position of the Attorney General of Missouri that BCBSMo was a public benefit corporation, holding its assets for the benefit of the general public, rather than a mutual benefit corporation, holding its assets for the benefit of its subscribers.

      This ruling was consistent with the positions taken by all the parties to the Settlement Agreement among the Attorney
General,  the  Missouri Department of Insurance, BCBSMo  and
RightCHOICE.

      On December 12, 2000, Mr. Sarkis, on behalf of the subscriber class, appealed this ruling to the Missouri Court of Appeals for the Western District. If the judgment of the circuit court is reversed, New RightCHOICE, as successor to BCBSMo, could be obligated to pay substantial money damages. It is also possible that if such a judgment were entered following this appeal, a court could order that the reorganization be rescinded, although New RightCHOICE believes that this would be unlikely. If orders like those described above were entered, it would have a material adverse effect on New RightCHOICE.


Item 6.   Resignations of Registrant's Directors.

      Not applicable.

Item 7.   Financial Statements and Exhibits.

      (a)  Financial statements of business acquired:

          The financial statements required by Item 7(a) of this Current Report on Form 8-K will be filed not later than 60 days after the date that this Current Report on Form 8-K must be filed.

      (b)  Pro forma financial information:

          The   pro  forma  financial  information  required   by
          Item 7(b) of this Current Report on Form 8-K will be filed not later than 60 days after the date that this Current Report on Form 8-K must be filed.

      (c)  Exhibits Required by Item 601 of Regulation S-K:



Exhibit No.     Description

2.1 Agreement and Plan of Reorganization, dated as of March 14, 2000, by and among Blue Cross and Blue Shield of Missouri, a Missouri nonprofit health services corporation, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, a Missouri nonprofit public benefit corporation, and RightCHOICE Managed Care, Inc., a Delaware corporation (incorporated by reference to Exhibit 2 of Registrant's Registration Statement on Form S-4 (File No. 333-34750)).

3.1 Certificate of Incorporation of RightCHOICE Managed Care, Inc. (incorporated by reference to
                Exhibit 3(a) of Registrant's Registration Statement on Form S-4 (File No. 333-34750)).

3.2             Bylaws   of   RightCHOICE   Managed   Care   Inc.
                (incorporated by reference to Exhibit 3(b) of Registrant's Registration Statement on Form S-4
                (File No. 333-34750)).

8.1 Opinion of PricewaterhouseCoopers LLP as to tax matters.

9.1 Voting Trust and Divestiture Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, The Missouri Foundation For Health, a Missouri non-profit corporation, and Wilmington Trust Company, a Delaware banking corporation, as trustee.

10.1            Blue Cross License Agreement, dated November  30,
                2000,  by  and  between the Blue Cross  and  Blue
                Shield Association and RightCHOICE Managed  Care,
                Inc., a Delaware corporation.

10.2 Blue Shield License Agreement, dated November 30, 2000, by and between the Blue Cross and Blue Shield Association and RightCHOICE Managed Care, Inc., a Delaware corporation.

10.3 Missouri Blue Cross/Blue Shield License Addendum, dated as of November 30, 2000, by and between the Blue Cross and Blue Shield Association and RightCHOICE Managed Care, Inc., a Delaware corporation.

10.4 Blue Cross Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, Healthy Alliance Life Insurance Company and the Blue Cross and Blue Shield Association.

10.5 Blue Shield Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, Healthy Alliance Life Insurance Company and the Blue Cross and Blue Shield Association.

10.6 Blue Cross Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, HMO Missouri, Inc. and the Blue Cross and Blue Shield Association.

10.7 Blue Shield Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, HMO Missouri, Inc. and the Blue Cross and Blue Shield Association.

10.8            Parental  Guarantee of RightCHOICE Managed  Care,
                Inc., a Delaware corporation, dated November  30,
                2000.

10.9 Registration Rights Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, and The Missouri Foundation For Health, a Missouri nonprofit corporation.

10.10 Indemnification Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, and The Missouri Foundation For Health, a Missouri nonprofit corporation.

10.11 Share Escrow Agent Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, and U.S. Trust Company, National Association, as share escrow agent.

23.1            Consent of PricewaterhouseCoopers LLP.

99.1            Letter  from  PricewaterhouseCoopers  LLP,  dated
                November 30, 2000.

99.2            Letter  from  PricewaterhouseCoopers  LLP,  dated
                December 14, 2000.



Item 8.   Change in Fiscal Year.

      Not applicable.

Item 9.   Regulation FD Disclosure.

      Not applicable.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  December 15, 2000.

                              RIGHTCHOICE MANAGED CARE, INC.
                              (Registrant)

                              By: /s/ Sandra A. Van Trease
                                  Sandra A. Van Trease
                                  President, Chief Operating
                                  Officer and Chief Financial Officer

                          EXHIBIT INDEX

Exhibit   Description
No.

2.1 Agreement and Plan of Reorganization, dated as of March 14, 2000, by and among Blue Cross and Blue Shield of Missouri, a Missouri nonprofit health services corporation, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, a Missouri nonprofit public benefit corporation, and RightCHOICE Managed Care, Inc., a Delaware corporation (incorporated by reference to Exhibit 2 of Registrant's Registration Statement on Form S-4 (File No. 333-34750)).

3.1       Certificate  of  Incorporation of RightCHOICE  Managed
          Care, Inc. (incorporated by reference to Exhibit 3(a) of Registrant's Registration Statement on Form S-4
          (File No. 333-34750)).

3.2       Bylaws  of RightCHOICE Managed Care Inc. (incorporated
          by   reference   to   Exhibit  3(b)  of   Registrant's
          Registration  Statement on Form  S-4  (File  No.  333-
          34750)).

8.1       Opinion  of  PricewaterhouseCoopers  LLP  as  to   tax
          matters.

9.1 Voting Trust and Divestiture Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, The Missouri Foundation For Health, a Missouri non-profit corporation, and Wilmington Trust Company, a Delaware banking corporation, as trustee.

10.1      Blue Cross License Agreement, dated November 30, 2000,
          by   and  between  the  Blue  Cross  and  Blue  Shield
          Association  and  RightCHOICE Managed  Care,  Inc.,  a
          Delaware corporation.

10.2      Blue  Shield  License Agreement,  dated  November  30,
          2000,  by  and between the Blue Cross and Blue  Shield
          Association  and  RightCHOICE Managed  Care,  Inc.,  a
          Delaware corporation.

10.3 Missouri Blue Cross/Blue Shield License Addendum, dated as of November 30, 2000, by and between the Blue
          Cross  and  Blue  Shield Association  and  RightCHOICE
          Managed Care, Inc., a Delaware corporation.

10.4 Blue Cross Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, Healthy Alliance Life Insurance Company and the Blue Cross and Blue Shield Association.

10.5 Blue Shield Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, Healthy Alliance Life Insurance Company and the Blue Cross and Blue Shield Association.

10.6 Blue Cross Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, HMO Missouri, Inc. and the Blue Cross and Blue Shield Association.

10.7 Blue Shield Controlled Affiliate License Agreement, dated November 30, 2000, by and among RightCHOICE Managed Care, Inc., a Delaware corporation, HMO Missouri, Inc. and the Blue Cross and Blue Shield Association.

10.8 Parental Guarantee of RightCHOICE Managed Care, Inc., a Delaware corporation, dated November 30, 2000.

10.9 Registration Rights Agreement, dated as of November 30, 2000, by and between RightCHOICE Managed Care, Inc., a Delaware corporation, and The Missouri Foundation For Health, a Missouri nonprofit corporation.

10.10     Indemnification  Agreement, dated as of  November  30,
          2000, by and between RightCHOICE Managed Care, Inc., a
          Delaware corporation, and The Missouri Foundation  For
          Health, a Missouri nonprofit corporation.

10.11     Share Escrow Agent Agreement, dated as of November 30,
          2000, by and between RightCHOICE Managed Care, Inc., a
          Delaware corporation, and U.S. Trust Company, National
          Association, as share escrow agent.

23.1      Consent of PricewaterhouseCoopers LLP.

99.1      Letter from PricewaterhouseCoopers LLP, dated November
          30, 2000.

99.2      Letter from PricewaterhouseCoopers LLP, dated December
          14, 2000.